Exhibit 99.2

October 21, 2024

Board of Directors

The St. Joe Company

130 Richard Jackson Blvd.

Panama City Beach, FL 32407

BY EMAIL

Dear Directors:

I hereby retire from the Board of Directors of the St. Joe Company with effect on October 23, 2024.

CEO Jorge Gonzalez and his management team have prudently positioned St. Joe for long-term, profitable growth. I am confident in the company’s ongoing progress and bright future.

I thank you and all St. Joe employees.

Onward and upward,

/s/ Bruce Berkowitz

Bruce Berkowitz

Suite 300

5966 South Dixie Highway

South Miami, FL 33114